UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 7.01 REGULATION FD DISCLOSURE

On August 28, 2020, Genius Brands International, Inc. posted the below information to its website (https://www.gnusbrands.com/) regarding the results of its special meeting of stockholders held on August 27, 2020.

Yesterday Genius Brands held a Special Meeting of Stockholders to consider two proposals:

•	The first to increase the number of the company’s authorized shares of common stock

•	The second to approve the 2020 Incentive Plan

Both proposals passed by overwhelming margins, garnering shareholder support with ~80% in favor and ~89% in favor, respectively, of voted shares.

In the interest of being as open as possible with our shareholders, while at the same time respecting the limitations of what we can disclose as a public company, we wanted to reiterate several points about these proposals.

To be clear, the approved increase in authorized shares does not mean that Genius has issued more shares.  Instead, and as stated in the proxy, we will use these authorized shares to acquire valuable companies which we believe are accretive to our company and bring incremental value to our shareholders. We have been and continue to be evaluating companies of value which meet the above criteria, however we cannot comment more specifically until after any transaction(s) is concluded. The authorized shares able to be issued based on today’s vote results will be issued pursuant to that strategy.

The 2020 incentive plan, will help us attract and retain top talent in what is a highly competitive industry. Our stellar Board and executives are critical to Genius’ success as a company and we need to ensure that we continue to have the very best team in the business.

We are grateful to our shareholders for their support at today’s Special Meeting. Moving forward, we remain fully committed to executing against our strategy and creating real value for Genius Brands shareholders.

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The information disclosed under this Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: August 28, 2020	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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